UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 16, 2020

HOST HOTELS & RESORTS, INC.

HOST HOTELS & RESORTS, L.P.

(Exact Name of Registrant as Specified in Charter)

Maryland (Host Hotels & Resorts, Inc.) Delaware (Host Hotels & Resorts, L.P.)	001-14625 0-25087	53-0085950 52-2095412
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4747 Bethesda Avenue, Suite 1300 Bethesda, Maryland	20814
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (240) 744-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

	Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Host Hotels & Resorts, Inc.	Common Stock, $.01 par value	HST	New York Stock Exchange
Host Hotels & Resorts, L.P.	None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously disclosed, on August 1, 2019, Host Hotels & Resorts, L.P. (“Host L.P.”), of which Host Hotels & Resorts, Inc. (“Host Inc.”) is the sole general partner and of which it holds approximately 99% of the partnership interests in Host L.P., entered into the fifth amended and restated senior revolving credit and term loan facility (the “Credit Facility”), with Bank of America, N.A., as administrative agent, JPMorgan Chase Bank, N.A and Wells Fargo Bank, N.A. as co-syndication agents, and certain other agents and lenders. The Credit Facility allows for revolver borrowings in an aggregate principal amount of up to $1.5 billion. The Credit Facility also provides for a term loan facility of $1 billion (which is fully utilized).  The material terms of the Credit Facility are described under Item 2.03 of Host Inc.’s and Host L.P.’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on August 6, 2019, which description is incorporated by reference herein.

As of December 31, 2019, Host L.P. had $1.5 billion of availability under the revolver portion of its Credit Facility. On March 16, 2020, Host L.P. provided notice to the lenders to borrow the entire available amount under the revolver portion of its Credit Facility so that a total of $1.5 billion is currently outstanding. The current interest rate for borrowings under the revolving portion of the Credit Facility is LIBOR plus 90 basis points based on Host L.P.’s current unsecured long-term debt rating.

Host L.P. increased its borrowings under the revolver portion of the Credit Facility as a precautionary measure in order to increase its cash position and preserve financial flexibility in light of current uncertainty in the global markets resulting from the global coronavirus (COVID-19) outbreak. The proceeds from the borrowings under the revolver portion of the Credit Facility are currently being held on Host L.P.’s balance sheet, resulting in total cash and cash equivalents of approximately $2.8 billion as of March 20, 2020. In accordance with the terms of the Credit Facility, the proceeds from the borrowings under the revolver portion of the Credit Facility may be used for working capital, general corporate or other purposes.

Jim Risoleo, President and Chief Executive Officer, said, “Out of an abundance of caution, we have drawn $1.5 billion under the revolver portion of our Credit Facility providing Host with a total of approximately $2.8 billion of cash as of the date of this 8-K filing. We continue to maximize our financial flexibility as the duration and magnitude of the impact of COVID-19 on global travel demand remain uncertain. We are pleased to have executed a prudent and disciplined capital allocation strategy that prioritized creating significant balance sheet capacity and liquidity in recent years and expect our judicious capital allocation decisions to benefit all our stakeholders in the long-term.”

Mr. Risoleo continued, “Our world-class operators, including Marriott, Hyatt and Hilton, have coordinated with us to develop detailed cost-cutting contingency plans to eliminate unnecessary costs at each of our hotels. These plans are tailored to address the specific operational needs of each property and are expected to significantly reduce Host’s operating costs through this period of uncertainty.”

Item 7.01  Regulation FD Disclosure

On March 20, 2020, Host Inc. posted to its website (www.hosthotels.com) a slide presentation entitled “Additional Investor Information” which contains information relating to the Company’s liquidity and financial covenants relating to its Credit Facility and senior notes. A copy of the presentation is furnished as Exhibit 99.1 to this report.

The information contained in this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements

In this Current Report on Form 8-K, we make forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are identified by their use of terms and phrases such as “anticipate,” “believe,” “could,” “expect,” “may,” “intend,” “predict,” “project,” “plan,” “will,” “estimate” and other similar terms and phrases. Forward-looking statements are based on management’s current expectations and assumptions and are not guarantees of future performance. Forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause our actual results to differ materially from those anticipated at the time the forward-looking statements are made, including the potential impact of COVID-19. These risks and uncertainties include risks and uncertainties associated with our business described in our Annual Report on Form 10–K for the year ended December 31, 2019, and in other filings with the SEC. Although we believe the expectations reflected in such forward-looking statements are based upon reasonable assumptions, we can give no assurance that we will attain these expectations or that any deviations will not be material. Except as otherwise required by the federal securities laws, we disclaim any obligations or undertaking to publicly release updates to any forward-looking statement contained in this report to conform the statement to actual results or changes in our expectations.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Additional Investor Information Slide Presentation, Dated March 20, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOST HOTELS & RESORTS, INC.

Date: March 20, 2020	By:	/S/ BRIAN G. MACNAMARA
	Name:	Brian G. Macnamara
	Title:	Senior Vice President, Principal Financial Officer, Treasurer, Corporate Controller

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOST HOTELS & RESORTS, L.P. By: HOST HOTELS & RESORTS, INC. its General Partner

Date: March 20, 2020	By:	/S/ BRIAN G. MACNAMARA
	Name:	Brian G. Macnamara
	Title:	Senior Vice President, Principal Financial Officer, Treasurer, Corporate Controller